UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: June 30, 2014

STUDIO II BRANDS, INC.

(Exact name of registrant as specified in its charter)

Florida	0-50000	65-0664963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16/F Honest Motors Building 9-11 Leighton Road Causeway Bay, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 2890-1818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE  – STUDIO II Brands, Inc., is filing this Amendment No.  on Form 8-K/A (this "First Amended Filing") to its current report on Form 8-K, which was filed on July 10, 2014, (the "Original Filing) for the purpose of filing audited financial statements of Golden Spring Limited for the period from inception (September 4, 2013) through March 31, 2014,  as well as interim unaudited financial statements for the three month period ended June 30, 2014,  and unaudited pro forma consolidated financial statements for the period from inception (September 4, 2013) through March 31, 2014, and for the three month period ended June 30, 2014.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 2014, through its wholly-owned subsidiary, Hippo Lace Limited (“HLL”), the Registrant completed the acquisition of Golden Spring Limited, a Hong Kong corporation (“Golden Spring”), by purchasing all of the issued and outstanding shares of Golden Spring.   The seller in the transaction is Jacou Koon, the sole shareholder of Golden Spring.

Prior to its acquisition by the Registrant, Golden Spring was a subfranchisee of HLL, operating a Caffe Kenon restaurant in Hong Kong under the terms of a subfranchise agreement dated September, 2013.   The operations of the Caffé Kenon coffee shop owned by Golden Spring are similar to the operations of the Caffé Kenon coffee shop currently operated by HLL in Hong Kong.  Both restaurants serve Italian-style espresso drinks using “Kenon” brand coffee imported from Italy, as well as breakfast, lunch, and dinner with a moderately-priced Italian style standard menu which includes pizza, spaghetti, risotto, salads, sandwiches and desserts.   As a result of the acquisition of Golden Spring by HLL, the subfranchise agreement between HLL and Golden Spring was cancelled.  Golden Spring will now continue operation of its Caffe Kenon restaurant as a company-owned store.

The purchase price for the acquisition of Golden Spring was a total of $230,000, which was paid through issuance to the seller of a total of 2,300,000 shares of common stock of the Registrant valued at $0.10 per share.  Such shares are restricted securities as defined in Rule 144 under the Securities Act of 1933.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired.

The audited financial statements of Golden Spring Limited for the period from its inception (September 4, 2013) through and including its fiscal year ended March 31, 2014, and interim unaudited financial statements of Golden Spring for the three month period ended June 30, 2014, are filed as exhibits to this Current Report on Form 8-K/A.

(b)

Pro Forma Financial Information

The unaudited pro-forma condensed consolidated financial statements for the year ended March 31, 2014 and for the three month period ended June 30, 2014, are filed as an exhibit to this Current Report on Form 8-K/A.

(d)

Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K/A.

Exhibit No.

Description

10.13

Stock Purchase Agreement dated June 30, 2014, by and between Golden Spring Limited, a Hong Kong company, Jacou Koon, as Seller, and Hippo Lace Limited, a BVI company, as Buyer.

10.14

Termination of Subfranchise Agreement dated June 30, 2014, by and between Golden Spring Limited, a Hong Kong company, and Hippo Lace Limited, a BVI company.

99.12

Audited financial statement of Golden Spring Limited for the period from inception (September 4, 2013) through March 31, 2014. *

99.13

Interim unaudited financial statement of Golden Spring Limited for the three  month period ended June 30, 2014.*

99.14

Unaudited pro-forma condensed consolidated financial statements for the year ended March 31, 2014 and for the three month period ended June 30, 2014.*

  *filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STUDIO II BRANDS, INC.

Date: September 15, 2014

/s/   Cheung Ming

---------------------------------
By:  Cheung Ming
Its:   President

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